FORM 8 - K

                                 CURRENT REPORT

                    Filed Pursuant to Section 13 or 15 (d) of
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):

                                October 30, 1996
                               -------------------

                           Minute Man of America, Inc.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)

           Arkansas                    0-4289                   71-0390957
       ----------------          -------------------        ------------------
 (State or other jurisdiction (Commission File Number)         (IRS Employer
       of incorporation)                                  Identification Number)

              2129 North 15th Street, Melrose Park, Illinois 60160
                  ---------------------------------------------
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (708) 681-3660

ITEM 1. CHANGES IN CONTROL OF REGISTRANT

        On October 15, 1996, the Company in a non-monetary transaction, after a 1 for 4 reverse stock split, exchanged 2,000,000 shares of its stock with the three shareholders of Tone Products, Inc. for their stock in Tone Products.

   As a result of this transaction, the following items were also agreed to:

        (a) The Company changed its name to Tone Products, Inc.
        (b) The board of directors was expanded to seven members. Tone Products, Inc. is to place six members on the board and one current board member will remain on the board.


                   Security Ownership of Certain Beneficial Owners
                   -----------------------------------------------

                     Name and Address of      Amount and Nature of   Percent of
Title of Class        Beneficial Owner        Beneficial Ownership      Class
--------------        ----------------        --------------------      -----

Common stock           Timothy Evon              666,667 shares         23.5%
                       2129 North 15th Street
                       Melrose Park, Illinois
                       60160

Common stock           Thomas Evon               666,667 shares         23.5%
                       2129 North 15th Street
                       Melrose Park, Illinois
                       60160

Common stock           Michael Evon              666,666 shares         23.5%
                       2129 North 15th Street
                       Melrose Park, Illinois
                       60160
                                              -------------------       -----
                                               2,000,000 shares         70.5%
                                              ===================       =====

ITEM 2. ACQUISITION OF ASSETS

        On October 15, 1996, the Company acquired, in a non-monetary transaction, Tone Products, Inc. in exchange for 2,000,000 shares of the Company. This transaction will be accounted for as a purchase transaction. Tone Products, Inc. has locations in Melrose Park, Illinois and Las Vegas, Nevada. They manufacture and distribute food products consisting primarily of juices, sauces and snack foods.

The purchase price of Tone Products, Inc. consisted of the following:

        Value of 2,000,000 shares
          issued to shareholders of Tone             $4,000,000

        The purchase price of Tone Products, Inc. is the fair market value of the Company stock issued to acquire Tone Products, Inc.


ITEM 7. FINANCIAL STATEMENTS, PROFORMA FINANCIAL INFORMATION AND EXHIBITS

(a)     Financial statements of business acquired.

        It is impractical at this time to provide the audited financial statements required. The required financial statements will be filed no later than December 29, 1996.

(b)     Pro forma financial information

        It is impractical at this time to provide the pro form financial information required. The required pro form financial information will be filed no later than December 29, 1996.



                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  October 30, 1996            MINUTE MAN OF AMERICA, INC.

                              By: /s/ Timothy Evon
                              --------------------------------
                              Name:    Timothy Evon
                              Title:   Director and President